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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) - MAY 23, 2006


                                 ALLETE, INC.
             (Exact name of registrant as specified in its charter)

      MINNESOTA                    1-3548                      41-0418150
   (State or other         (Commission File Number)          (IRS Employer
   jurisdiction of                                         Identification No.)
   incorporation or
    organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material pursuant  to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On May 23, 2006, the Palm Coast Park Community  Development District (Palm Coast
CDD) issued $31.8 million of tax-exempt, 5.7% Special Assessment Bonds, Series 2006, due May 1, 2037 (Bonds). The Bonds were issued to fund ALLETE Properties, LLC's Palm Coast Park development project in Florida (Palm Coast Park). Bond proceeds of $26.3 million will be used for the construction of environmental, traffic mitigation and infrastructure improvements, including utility extensions, roadways, parks, drainage, recreational facilities, landscaping and a multi-purpose trail system. The remaining funds will be used for capitalized interest, a debt service reserve fund and the costs of issuing the Bonds. The Bonds are payable from and secured by the revenue derived from assessments imposed, levied and collected by the Palm Coast CDD. The assessments represent an allocation of the costs of the improvements, including bond financing costs, to the lands within the Palm Coast CDD benefiting from the improvements. The Bonds issued by the Palm Coast CDD are non-recourse debt to ALLETE Properties, LLC. The assessments will be included in the annual property tax bills of land owners beginning in 2007.

Palm Coast CDD is an independent unit of local government, created and established in accordance with Florida's Uniform Community Development District Act of 1980 (Act). The Act provides legal authority for a community development district to finance the construction of major infrastructure for community development with general obligation, revenue and special assessment revenue debt obligations.

ALLETE Properties, LLC is a wholly-owned subsidiary of ALLETE, Inc. The developers of Palm Coast Park are Florida Landmark Communities, Inc., Palm Coast Forest, LLC and Palm Coast Land, LLC, all are wholly-owned subsidiaries of Lehigh Acquisition Corporation, which is an 80 percent owned subsidiary of ALLETE Properties, LLC. Development costs funded by ALLETE Properties, LLC are expected to be minimal.



                         ------------------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.

                       ALLETE Form 8-K dated May 26, 2006                      1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

   -  ALLETE's ability to successfully implement its strategic objectives;
   -  ALLETE's  ability  to  manage  expansion  and  integrate  acquisitions;
   - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Public Service Commission of Wisconsin, various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
   -  effects of restructuring initiatives in the electric industry;
   -  economic and geographic factors, including political and economic risks;
   -  changes in and compliance with environmental and safety laws and policies;
   -  weather conditions;
   -  natural disasters;
   -  war and acts of terrorism;
   -  wholesale power market conditions;
   -  ALLETE's ability to obtain viable real estate for development purposes;
   -  population growth rates and demographic patterns;
   - the effects of competition, including competition for retail and wholesale customers;
   -  pricing and transportation of commodities;
   -  changes in tax rates or policies or in rates of inflation;
   -  unanticipated project delays or changes in project costs;
   -  unanticipated changes in operating expenses and capital expenditures;
   -  global and domestic economic conditions;
   -  ALLETE's ability to access capital markets;
   -  changes in interest rates and the performance of the financial markets;
   -  competition for economic expansion or development opportunities;
   - ALLETE's ability to replace a mature workforce, and retain qualified, skilled and experienced personnel; and
   - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed under the heading "Risk Factors" in Part I, Item 1A of ALLETE's 2005 Form 10-K and Part II, Item 1A of ALLETE's Form 10-Q for the Quarter Ended March 31, 2006. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in its other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

2                      ALLETE Form 8-K dated May 26, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                          ALLETE, Inc.


May 26, 2006                                            Mark A. Schober
                                            ------------------------------------
                                                        Mark A. Schober
                                            Senior Vice President and Controller


                       ALLETE Form 8-K dated May 26, 2006                      3